Exhibit 99.1
LAZYDAYS REPORTS FOURTH QUARTER AND FISCAL YEAR 2024 FINANCIAL RESULTS
Tampa, FL (March 31, 2025) – Lazydays Holdings, Inc. (NasdaqCM: GORV) (“Lazydays,” the “Company” or “we”) today reported financial results for the fourth quarter and fiscal year ended December 31, 2024.

Ron Fleming, Interim CEO, said, “2024 was a year of significant transformation for Lazydays, marked by our leadership transition and the execution of a series of transactions designed to strengthen our balance sheet and streamline our operational footprint. While our fourth quarter and full year 2024 results were challenging, we believe the steps we have taken, and continue to take, will create a more durable and agile company that is positioned for the future. As we look ahead, we remain laser focused on ensuring we have the right dealership footprint – as evidenced by our announced letter of intent to further divest three store locations – while maximizing the operational performance of the stores within our footprint to drive long-term shareholder value.”

Total revenue for the fourth quarter 2024 was $159.9 million compared to $198.0 million for the same period in 2023. Total revenue for the year ended December 31, 2024 was $871.6 million compared to $1,082.7 million for the same period in 2023.

Fourth quarter 2024 net loss was $96.1 million compared to net loss of $108.0 million for the same period in 2023. Fourth quarter 2024 Adjusted EBITDA, a non-GAAP measure, was $(24.3) million compared to Adjusted EBITDA of $(10.7) million for the same period in 2023.* We recognized impairment charges of $39.1 million related to assets held for sale during the fourth quarter 2024 and $118.6 million related to goodwill during the fourth quarter 2023. The results for the fourth quarter 2024 were also negatively impacted by a non-cash loss on change in fair value of warrant liabilities of $16.3 million.

Net loss for the year ended December 31, 2024 was $180.0 million compared to net loss of $110.3 million for the same period in 2023. Adjusted EBITDA for the year ended December 31, 2024 was $(58.7) million compared to Adjusted EBITDA of $11.6 million for the same period in 2023.* Net loss per diluted share for the year ended December 31, 2024 was $8.90 compared to net loss per diluted share of $8.45 for the same period in 2023.

*Refer to the reconciliation of net income to Adjusted EBITDA under “Reconciliation of Non-GAAP Measures” in this press release.

Recent Developments
Lazydays today announced that it has signed a letter of intent with General RV Center to divest three store locations from the Company’s footprint: Ft. Pierce, Florida; Longmont, Colorado; and Mesa, Arizona. If completed, this transaction will add meaningful cash to the Company’s balance sheet, reduce our indebtedness and decrease geographic redundancy in its footprint. The letter of intent is generally nonbinding, with the exception of a 75-day exclusivity provision relating to the three stores.

Additionally, during February 2025 and March 2025, the Company completed the sales of the following facilities and any associated owned real estate to subsidiaries of Camping World Holdings, Inc. (collectively, “Camping World”) under an asset purchase agreement and a real estate purchase agreement: Elkhart, Indiana; Surprise, Arizona; Murfreesboro, Tennessee; Sturtevant, Wisconsin; and Woodland, Washington. In March 2025, Camping World elected to not close on the purchase of two of the Company’s dealerships located in Portland, Oregon and Council Bluffs, Iowa.

The Company delivered written notice to Camping World to exercise its remedy under the asset purchase agreement for its failure to complete the Portland, Oregon and Council Bluffs, Iowa closings (namely to relieve the Company from any obligation to issue 9,708,737 shares of its common stock to Camping World) and to terminate the asset purchase agreement effective on March 31, 2025, the outside date under the asset purchase agreement.

In March 2025, we entered into a Limited Waiver and Consent with Respect to Credit Agreement (the “Waiver”) with Manufacturers and Traders Trust Company, as Administrative Agent, and certain lenders under the Second Amended and Restated Credit Agreement dated as of February 21, 2023. For more information on the Waiver, please see our Current Report on Form 8-K filed on March 28, 2025 with the U.S. Securities and Exchange Commission.

Conference Call Information
We have scheduled a conference call at 8:30 AM Eastern Time on Monday, March 31, 2025 that will also be broadcast live over the internet.
The conference call may be accessed by telephone at (877) 407-8029 / +1 (201) 689-8029. To listen live on our website or for replay, visit https://www.lazydays.com/investor-relations.
About Lazydays
Lazydays has been a prominent player in the RV industry since our inception in 1976, earning a stellar reputation for delivering exceptional RV sales, service, and ownership experiences. Our commitment to excellence has led to enduring relationships with RVers and their families who rely on us for all of their RV needs.

Our wide selection of RV brands from top manufacturers, state-of-the-art service facilities, and an extensive range of accessories and parts ensure that Lazydays is the go-to destination for RV enthusiasts seeking everything they need for their journeys on the road. Whether you're a seasoned RVer or just starting your adventure, our dedicated team is here to provide outstanding support and guidance, making your RV lifestyle truly extraordinary.

Lazydays is a publicly listed company on the Nasdaq stock exchange under the ticker “GORV.”
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future financing transactions and business strategy, and often contain words such as “project,” “outlook,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “may,” “seek,” “would,” “should,” “likely,” “goal,” “strategy,” “future,” “maintain,” “continue,” “remain,” “target” or “will” and similar references to future periods.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this press release. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, our relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with our indebtedness (including our ability to obtain further waivers or amendments to credit agreements, available borrowing capacity, compliance with financial covenants and ability to refinance or repay indebtedness on favorable terms or at all), acts of God or other incidents which may adversely impact our operations and financial performance, government regulations, legislation and others set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including those described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.
Contact:
investors@lazydays.com

Results of Operations

	Three Months Ended December 31,		Year Ended December 31,
(In thousands except share and per share amounts)	2024	2023	2024	2023
Revenue
New vehicle retail	$94,699	$99,351	$513,014	$631,748
Pre-owned vehicle retail	37,233	72,433	224,855	323,258
Vehicle wholesale	1,809	2,526	13,127	8,006
Consignment vehicle	1,316	—	3,293	—
Finance and insurance	12,691	11,054	63,394	62,139
Service, body and parts and other	12,131	12,665	53,879	57,596
Total revenue	159,879	198,029	871,562	1,082,747
Cost applicable to revenue
New vehicle retail	84,090	86,655	472,315	552,311
Pre-owned vehicle retail	33,267	59,848	191,070	259,494
Vehicle wholesale	1,782	2,746	15,803	8,178
Finance and insurance	371	475	2,252	2,547
Service, body and parts and other	6,232	5,916	25,411	27,723
LIFO	3,765	(297)	3,856	3,752
Total cost applicable to revenue	129,507	155,343	710,707	854,005
Gross profit	30,372	42,686	160,855	228,742
Depreciation and amortization	5,038	5,048	20,625	18,512
Selling, general, and administrative expenses	53,389	46,040	200,087	198,305
Impairment charges	39,093	118,599	39,093	118,599
Net loss from operations	(67,148)	(127,001)	(98,950)	(106,674)
Other income (expense):
Floor plan interest expense	(5,291)	(7,196)	(25,036)	(24,820)
Other interest expense	(5,954)	(3,578)	(21,878)	(10,062)
Change in fair value of warrant liabilities	(16,254)	—	(17,053)	856
Loss on sale of property and equipment	(1,438)	(10)	(394)	(28)
Total other expense, net	(28,937)	(10,784)	(64,361)	(34,054)
Loss before income taxes	(96,085)	(137,785)	(163,311)	(140,728)
Income tax (expense) benefit	(12)	29,820	(16,652)	30,462
Net loss	$(96,097)	$(107,965)	$(179,963)	$(110,266)
Dividends on Series A Convertible Preferred Stock	(1,080)	(1,210)	(7,254)	(4,800)
Net loss and comprehensive loss attributable to common stock and participating securities	$(97,177)	$(109,175)	$(187,217)	$(115,066)

Loss per share:
Basic	$(2.39)	$(7.59)	$(8.90)	$(8.41)
Diluted	$(2.39)	$(7.59)	$(8.90)	$(8.45)
Weighted average shares outstanding:
Basic	39,532,129	14,384,961	20,713,356	13,689,001
Diluted	39,532,129	14,384,961	20,713,356	13,689,001

Other Metrics and Highlights

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Gross profit margins
New vehicle retail	11.2%	12.8%	7.9%	12.6%
Pre-owned vehicle retail	10.7%	17.4%	15.0%	19.7%
Vehicle wholesale	1.5%	(8.7)%	(20.4)%	(2.1)%
Consignment vehicle	100.0%	—%	100.0%	—%
Finance and insurance	97.1%	95.7%	96.4%	95.9%
Service, body and parts and other	48.6%	53.3%	52.8%	51.9%
Total gross profit margin	19.0%	21.6%	18.5%	21.1%
Total gross profit margin (excluding LIFO)	21.4%	21.4%	18.9%	21.5%

Retail units sold
New vehicle retail	1,172	1,264	6,914	7,269
Pre-owned vehicle retail	741	1,164	4,238	5,018
Consignment vehicle	155	—	349	—
Total retail units sold	2,068	2,428	11,501	12,287

Average selling price per retail unit
New vehicle retail	$80,801	$78,600	$74,199	$86,910
Pre-owned vehicle retail	50,247	62,228	53,057	64,420

Average gross profit per retail unit (excluding LIFO)
New vehicle retail	$9,052	$10,044	$5,886	$10,928
Pre-owned vehicle retail	5,352	10,812	7,972	12,707
Finance and insurance	5,957	4,357	5,316	4,850

Revenue mix
New vehicle retail	59.2%	50.2%	58.9%	58.3%
Pre-owned vehicle retail	23.3%	36.6%	25.8%	29.9%
Vehicle wholesale	1.1%	1.3%	1.5%	0.7%
Consignment vehicle	0.8%	—%	0.4%	—%
Finance and insurance	7.9%	5.6%	7.3%	5.7%
Service, body and parts and other	7.7%	6.3%	6.1%	5.4%
	100.0%	100.0%	100.0%	100.0%
Gross profit mix
New vehicle retail	34.9%	29.7%	25.3%	34.7%
Pre-owned vehicle retail	13.1%	29.5%	21.0%	27.9%
Vehicle wholesale	0.1%	(0.5)%	(1.7)%	(0.1)%
Consignment vehicle	4.3%	—%	2.0%	—%
Finance and insurance	40.6%	24.8%	38.0%	26.1%
Service, body and parts and other	19.4%	15.8%	17.7%	13.1%
LIFO	(12.4)%	0.7%	(2.3)%	(1.7)%
	100.0%	100.0%	100.0%	100.0%

Balance Sheets

	December 31,
(In thousands)	2024	2023
ASSETS
Current assets:
Cash	$24,702	$58,085
Receivables, net of allowance for doubtful accounts	22,318	22,694
Inventories, net	211,946	456,087
Income tax receivable	6,116	7,416
Prepaid expenses and other	1,823	2,614
Assets held for sale, current portion	86,869	—
Total current assets	353,774	546,896
Property and equipment, net	174,324	265,726
Operating lease right-of-use assets	13,812	26,377
Intangible assets, net	54,957	80,546
Deferred income tax asset	—	15,444
Other assets	3,216	2,750
Assets held for sale, non-current portion	75,747	$—
Total assets	$675,830	$937,739
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$22,426	$15,144
Accrued expenses and other current liabilities	31,211	29,160
Floor plan notes payable, net of debt discount	306,036	446,783
Financing liability, current portion	2,792	2,473
Revolving line of credit, current portion	10,000	—
Long-term debt, current portion, net of debt discount	1,168	1,141
Operating lease liability, current portion	3,711	5,276
Liabilities related to assets held for sale, current portion	1,530	—
Total current liabilities	378,874	499,977
Long-term liabilities:
Financing liability, non-current portion, net of debt discount	76,007	91,401
Revolving line of credit, non-current portion	20,344	49,500
Long term debt, non-current portion, net of debt discount	27,417	28,075
Related party debt, non-current portion, net of debt discount	36,217	33,354
Operating lease liability, non-current portion	10,592	22,242
Deferred income tax liability	1,348	—
Warrant liabilities	21,960	—
Other long-term liabilities	6,721	—
Liabilities related to assets held for sale, non-current portion	23,001	—
Total liabilities	602,481	724,549
Series A Convertible Preferred Stock	—	56,193
Stockholders’ Equity
Common stock	10	—
Additional paid-in capital	261,465	165,988
Treasury stock, at cost	(57,128)	(57,128)
Retained (deficit) earnings	(130,998)	48,137
Total stockholders’ equity	73,349	156,997
Total liabilities and stockholders’ equity	$675,830	$937,739

Statements of Cash Flows

	Year Ended December 31,
(In thousands)	2024	2023
Operating Activities
Net loss	$(179,963)	$(110,266)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation	1,751	2,249
Bad debt expense	407	12
Depreciation of property and equipment	12,716	10,954
Amortization of intangible assets	7,909	7,558
Amortization of debt discount	3,808	312
Non-cash operating lease expense	(515)	296
Loss on sale of property and equipment	394	28
Deferred income taxes	16,792	(30,980)
Change in fair value of warrant liabilities	17,053	(856)
Impairment charges	39,093	118,599
Changes in operating assets and liabilities, net of acquisitions:
Receivables	(31)	2,347
Inventories	157,359	(42,901)
Prepaid expenses and other	703	450
Income tax receivable/payable	1,300	492
Other assets	(476)	(199)
Accounts payable, accrued expenses and other current liabilities	16,054	5,425
Net cash provided by (used in) operating activities	94,354	(36,480)
Investing Activities
Cash paid for acquisitions, net of cash received	—	(97,727)
Net proceeds from sales of property and equipment	10,893	—
Purchases of property and equipment	(19,021)	(95,237)
Net cash used in investing activities	(8,128)	(192,964)
Financing Activities
Net (repayments) borrowings under M&T bank floor plan	(141,110)	98,530
Principal (repayments) borrowings on revolving line of credit	(19,156)	49,500
Principal repayments on long-term debt and finance liabilities	(11,713)	(11,130)
Proceeds from issuance of long-term debt and finance liabilities	16,429	64,005
Loan issuance costs	(2,431)	(3,015)
Payment of dividends on Series A preferred stock	—	(4,800)
Repurchase of Treasury Stock	—	(109)
Proceeds from shares issued pursuant to the Employee Stock Purchase Plan	113	413
Proceeds from exercise of warrants	—	30,543
Proceeds from exercise of stock options	—	1,283
Disgorgement of short-swing profits	—	622
Net proceeds from the issuance of common stock	28,259	—
Cash received as nonrefundable deposit pursuant to the Asset Purchase Agreement	10,000	—
Net cash (used in) provided by financing activities	(119,609)	225,842
Net decrease in cash	(33,383)	(3,602)
Cash, beginning of period	58,085	61,687
Cash, end of period	$24,702	$58,085

Reconciliation of Non-GAAP Measures

EBITDA and Adjusted EBITDA

EBITDA, which is a non-GAAP financial measure, is defined as net income (loss) excluding interest expense, income tax expense (benefit) and depreciation and amortization expense. Adjusted EBITDA, which is a non-GAAP financial measure, is further adjusted to include floor plan interest expense and exclude stock-based compensation expense, LIFO adjustment, impairment charges, loss (gain) on sale of property and equipment, and change in fair value of warrant liabilities.

EBITDA and Adjusted EBITDA are not measures of financial performance under GAAP and should not be considered in isolation or as an alternative to net income (loss), cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company’s results of operations. The Company’s EBITDA and Adjusted EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate EBITDA and Adjusted EBITDA in the same manner.

The Company believes Adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company’s core operating results from period to period by removing (i) the impact of the Company’s capital structure (interest expense from outstanding debt), (ii) tax consequences, (iii) asset base (depreciation and amortization and LIFO adjustments), (iv) the non-cash charges from asset impairments, stock-based compensation expense and change in fair value of warrant liabilities and (v) gains or losses on the sale of property, plant and equipment. The Company uses Adjusted EBITDA internally to monitor operating results and to evaluate the performance of its business.

The following table presents a reconciliation of net income to EBITDA and adjusted EBITDA for the periods indicated:

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2024	2023	2024	2023
Net loss	$(96,097)	$(107,965)	$(179,963)	$(110,266)
Interest expense, net	11,245	10,774	46,914	34,882
Depreciation and amortization	5,038	5,048	20,625	18,512
Income tax expense (benefit)	12	(29,820)	16,652	(30,462)
EBITDA	(79,802)	(121,963)	(95,772)	(87,334)
Floor plan interest expense	(5,291)	(7,196)	(25,036)	(24,820)
LIFO adjustment	3,765	(297)	3,856	3,752
Loss on sale of property and equipment	1,438	10	394	28
Impairment charges	39,093	118,599	39,093	118,599
Loss (gain) on change in fair value of warrant liabilities	16,254	—	17,053	(856)
Stock-based compensation expense	256	183	1,751	2,249
Adjusted EBITDA	$(24,287)	$(10,664)	$(58,661)	$11,618